Exhibit 32.2

PUBLIC MEDIA WORKS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Public Media Works, Inc. (the “Company”) on Form 10-KSB for the period ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shaun D. C. Edwardes, Executive Vice President, Acting Chief Financial Officer and director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2004	/s/ Shaun D.C. Edwardes
Shaun D.C. Edwardes
Executive Vice President, Acting Chief Financial Officer and director

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.